                                                                   Exhibit 99.1

     (Note: Because RVSI has adopted a formal plan to sell its Semiconductor Equipment Group, the company is required under generally accepted accounting principles to report results from that business separately from continuing operations. Except where noted, all results in this release are for the company's continuing business, Acuity CiMatrix.)

 ROBOTIC VISION SYSTEMS, INC. REPORTS RESULTS OF SECOND FISCAL QUARTER OF 2003

NASHUA, NEW HAMPSHIRE -- Robotic Vision Systems, Inc. (RVSI) (NasdaqSC: ROBV) today reported results of its second fiscal quarter ended March 31, 2003. Revenues from continuing operations for the quarter were $3,676,000, compared to $6,781,000 in FY2002's second quarter. The company's loss from continuing operations was $4,047,000, inclusive of a $309,000 expense for severance and other charges. For the comparable quarter in FY2002, the company had a loss from continuing operations of $3,687,000.

     RVSI's Semiconductor Equipment Group, which is treated as a discontinued operation, had revenues for the quarter ended March 31, 2003 of $5,711,000 and a loss from discontinued operations, excluding unusual charges, of $3,459,000. Inclusive of charges for severance, facility closings, and inventory, the Semiconductor Equipment Group had a loss from operations of $10,785,000. RVSI's net loss for the quarter inclusive of all charges was $14,832,000, or $0.24 per share. For RVSI's second quarter of FY2002, the net loss was $8,718,000, or $0.19 per share.

     Pat V. Costa, Chairman of the Board and CEO of RVSI, said RVSI's prospects had improved markedly during the preceding three months. "We have successfully navigated through the past several difficult quarters, and see daylight ahead," Mr. Costa said. "We have preserved or increased our technological leadership and market position during a turbulent period. We believe returning our Semiconductor Equipment Group (SEG) to cash-flow neutrality in the June quarter is a realistic goal, and that the improvement in SEG's operating results enhance its desirability to prospective buyers. Moreover, based on the trends we see at the present time, we believe both SEG and Acuity CiMatrix can be cash-flow positive or profitable in the quarter ending September 30. Also, we are working to restructure our outstanding obligations, and are receiving favorable initial response."

     Mr. Costa said that the near-term threshold of breakeven cash flow and positive income for both SEG and Acuity CiMatrix creates an environment for putting the company on a solid financial footing. "We are actively discussing a combination of initiatives that include additional financial assistance from a major customer, securing a modest equity infusion, and replacing our current lender with a new credit line that would provide additional borrowing capacity based on our currently available collateral. If successfully implemented, these steps should ensure the company's continued viability. We are pursuing these initiatives over a compressed time frame."



                                   -- more --

RVSI Reports Second Quarter FY2003 Results
May 20, 2003
Page 2 of 2

About RVSI

Robotic Vision Systems, Inc. (RVSI) (NasdaqSC: ROBV) has the most comprehensive line of machine vision systems available today. Headquartered in Nashua, New Hampshire, with offices worldwide, RVSI is the world leader in vision-based semiconductor inspection and Data Matrix-based unit-level traceability. Using leading-edge technology, RVSI joins vision-enabled process equipment, high-performance optics, lighting, and advanced hardware and software to assure product quality, identify and track parts, control manufacturing processes, and ultimately enhance profits for companies worldwide. Serving the semiconductor, electronics, aerospace, automotive, pharmaceutical and packaging industries, RVSI holds more than 100 patents in a broad range of technologies. For more information visit www.rvsi.com or call (800) 669-5234.

Forward Looking Statement

Except for the historical information herein, certain matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the historical cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the company's accounting policies and other risk factors detailed in the Company's most recent registration statement, annual report on Form 10-K and 10K/A, and other filings with the Securities and Exchange Commission.

                                  ROBOTIC VISION SYSTEMS, INC.

                                  CONSOLIDATED BALANCE SHEETS
                          (IN THOUSANDS, EXCEPT PER SHARE, UNAUDITED)

                                                                                 MARCH 31,       SEPTEMBER 30,
                                                                                   2003              2002
                                                                                   ----              ----

Current Assets:
  Cash and cash equivalents                                                      $     440        $     446
  Accounts receivable, net                                                           3,245            3,560
  Inventories                                                                        3,510            4,678
  Prepaid expenses and other current assets                                            730              812
  Assets of discontinued operations                                                 25,132           38,475
                                                                                 ---------        ---------
          Total current assets                                                      33,057           47,971
  Plant and equipment, net                                                             836            1,433
  Goodwill                                                                           1,554            1,554
  Software development costs, net                                                    3,146            3,438
  Other assets                                                                       2,306            2,493
                                                                                 ---------        ---------
                                                                                 $  40,899        $  56,889
                                                                                 =========        =========

Liabilities and Stockholders' Equity
Current Liabilities:

  Revolving credit facility                                                      $   8,609        $   7,132
  Notes payable and current portion of long-term debt                                2,390            2,364
  Accounts payable current                                                           2,324            2,893
  Accounts payable past-due                                                          2,867            1,699
  Accrued expenses and other current liabilities                                     5,646            5,408
  Deferred Gross Profit                                                                244                5
  Liabilities of discontinued operations                                            26,763           22,269
                                                                                 ---------        ---------
          Total current liabilities                                                 48,843           41,770
  Long-term debt                                                                     2,291            1,882
                                                                                 ---------        ---------
          Total liabilities                                                         51,134           43,652
  Stockholders' Equity:
  Common stock, $0.01 par value; shares authorized 100,000 shares,
     issued and outstanding; Mar 31, 2003 --61,292 and Sept 30, 2002--60,657           611              607
  Additional paid-in capital                                                       293,093          292,990
  Accumulated deficit                                                             (302,153)        (278,798)
  Accumulated other comprehensive income (loss)                                     (1,786)          (1,562)
                                                                                 ---------        ---------
          Total stockholders' equity                                               (10,235)          13,237
                                                                                 ---------        ---------
                                                                                 $  40,899        $  56,889
                                                                                 =========        =========

                       ROBOTIC VISION SYSTEMS, INC.

                   CONSOLIDATED STATEMENTS OF OPERATIONS

            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)

                                                  QUARTER ENDED MARCH 31,
                                                     2003          2002
                                                     ----          ----

 Revenues                                         $  3,676      $  6,781
 Cost of revenues                                    1,847         3,225
                                                  --------      --------
 Gross profit                                        1,829         3,556
                                                  --------      --------
 Operating costs and expenses:
 Research and development expenses                     876         1,648
 Selling, general and administrative expenses        4,451         5,385
 Severance and other charges                           309             1
                                                  --------      --------
 (Loss) income from operations                      (3,807)       (3,478)
 Interest expense, net                                (240)         (209)
                                                  --------      --------
   (Loss) income from continuing operations         (4,047)       (3,687)
 Loss from discontinued operations                 (10,785)       (5,031)
                                                  --------      --------
    Loss before provision for income taxes         (14,832)       (8,718)
 Provision for income taxes                           --            --
                                                  --------      --------
 Net Loss                                         $(14,832)     $ (8,718)
                                                  ========      ========

(Loss) income from continuing operations:

        Basic                                     $  (0.06)     $  (0.08)
        Diluted                                   $  (0.06)     $  (0.08)
Loss from discontinued operations:

        Basic                                     $  (0.18)     $  (0.11)
        Diluted                                   $  (0.18)     $  (0.11)
Net loss per share:
        Basic                                     $  (0.24)     $  (0.19)
        Diluted                                   $  (0.24)     $  (0.19)
Weighted Average Shares

        Basic                                       61,170        45,354
                                                  ========      ========
        Diluted                                     61,170        45,354
                                                  ========      ========

                       ROBOTIC VISION SYSTEMS, INC.

                   CONSOLIDATED STATEMENTS OF OPERATIONS

            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)




                                                  SIX MONTHS ENDED MARCH 31,
                                                    2003               2002
                                                    ----               ----
 Revenues                                         $  8,730          $ 15,333
 Cost of revenues                                    5,005             7,758
                                                  --------          --------
 Gross profit                                        3,725             7,575
                                                  --------          --------
 Operating costs and expenses:
 Research and development expenses                   2,029             3,424
 Selling, general and administrative expenses        8,871            11,362
 Gain on sale of material handling business           --              (6,935)
 Severance and other charges                           309                27
                                                  --------          --------
 (Loss) income from operations                      (7,484)             (303)
 Interest expense, net                                (493)             (468)
                                                  --------          --------
   (Loss) income from continuing operations         (7,977)             (771)
 Loss from discontinued operations                 (15,389)          (11,386)
                                                  --------          --------
    Loss before provision for income taxes         (23,366)          (12,157)
 Provision for income taxes                           --                --
                                                  --------          --------
 Net Loss                                         $(23,366)         $(12,157)
                                                  ========          ========

(Loss) income from continuing operations:

        Basic                                     $  (0.13)         $  (0.02)
        Diluted                                   $  (0.13)         $  (0.02)
Loss from discontinued operations:

        Basic                                     $  (0.25)         $  (0.26)
        Diluted                                   $  (0.25)         $  (0.26)
Net loss per share:
        Basic                                     $  (0.38)         $  (0.28)
        Diluted                                   $  (0.38)         $  (0.28)
Weighted Average Shares

        Basic                                       60,916            43,509
                                                  ========          ========
        Diluted                                     60,916            43,509
                                                  ========          ========